SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 30, 2004

                             NEW MORNING CORPORATION
             (Exact name of registrant as specified in its charter)

               NEVADA                     0-29260             86-1040643
   (State or other jurisdiction of      (Commission          (IRS Employer
           incorporation)               File Number)      Identification No.)


                     P.O. BOX 9, PAYSON, ARIZONA 85547-0009
               (Address of principal executive offices)(Zip Code)

                                 (928) 474-9151
               Registrant's telephone number, including area code

                          TIMEBEAT.COM ENTERPRISES INC.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             YEAR

The registrant filed a Certificate of Amendment to Articles of Incorporation, which changed the name of the registrant to New Morning Corporation and increased the authorized shares of common stock from 100,000,000 to 400,000,000, effective September 30, 2004.


ITEM 8.01    OTHER EVENTS

Effective with the open of the market on October 4, 2004, the new symbol for New Morning Corporation is NWMN. The new CUSIP number is 64754U 10 7.

In addition, a press release issued by the registrant on October 2, 2004 is filed herewith as Exhibit 99.1

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

 REGULATION
 S-B NUMBER      DOCUMENT

    3.1 Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390
                 - After Issuance of Stock)

   99.1          Press Release dated October 2, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEW MORNING CORPORATION


October 4, 2004                     By:  /s/ THOMAS L. CROM
                                       -----------------------------------------
                                         Thomas L. Crom
                                         Chief Financial Officer











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